UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 26, 2002
                                         ---------------

                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             0-20033                              84-1084784
             -------                              ----------
      (Commission File Number)       (IRS Employer Identification Number)


            3430 E. Russell Road, Suite 310, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 362-9284
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.     Acquisition or Disposition of Assets

      On August 26, 2002, AmeriResource Technologies, Inc. (the "Company") executed an exchange agreement ("Exchange Agreement") with Royal Casino Holding Corporation, a Florida corporation ("RCH"). RCH has two wholly owned subsidiaries, Royal Casino Entertainment ("RCE") and Royal Casino Cruises, LLC ("RCC"). RCE owns and operates a gaming boat known as Royal Casino I, and RCC owns the land lease on which the Royal Casino I docks adjacent to the Ambassador Hotel on the Intercoastal Waterway in Hollywood, Florida. RCH is majority owned by Mr. Dharmesh Patel.

      Pursuant to the Exchange Agreement, RCH and the Company agreed to exchange a majority interest in RCE and all of RCC for a majority interest in the Company. At Closing, the Company will receive sixty percent (60%) of RCE's outstanding equity and one hundred percent (100%) of RCC's outstanding equity, and RCH will receive shares equal to sixty percent (60%) of the Company's issued and outstanding common stock ("Common Stock"). All of these assets were and are utilized by RCH in the operation of the Royal Casino I gaming boat and the Company intends to continue such use. Additionally, RCH granted the Company an option to acquire an additional twenty percent (20%) of RCE equity ("RCE Option Equity") pursuant to the following terms:

      a. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income in excess of $10 million, then the Company shall have the option to acquire the RCE Option Equity in exchange for 5% of the Company's issued and outstanding equity as of Closing; or

      b. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income less than $10 million but revenue in excess of $10 million, then the Company shall have the option to acquire the RCE Option Equity in exchange for 2.5% of the Company's issued and outstanding equity as of Closing; or

      c. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income less than $10 million and revenue less than $10 million, then the Company shall have the option to acquire the RCE Option Equity in exchange for 1% of the Company's issued and outstanding equity as of Closing.

The amount of consideration to be given and received under the Exchange Agreement was determined after negotiation between the Company and RCH.

      Closing is to occur as soon as possible, and is expected in approximately thirty (30) days upon final due diligence being completed by both parties. Within 120 days of Closing, Dharmesh Patel will be appointed president and treasurer of the Company, and two (2) of Mr. Patel's nominees will be appointed to the Company's board of directors, bringing the total number of persons serving on the Company's board of directors to five (5). The Exchange Agreement is attached hereto as an exhibit.



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


Item 7.     Financial Statements and Exhibits

      The financial statements required by this report are not filed with this Form 8-K report but will be filed by an amendment to this Form 8-K report not later than 60 days after the date this report must be filed. The Exhibit Index preceding the exhibit is incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 5th day of September 2002.

                              AmeriResource Technologies, Inc.

                              By:   /s/ Delmar Janovec
                                    _____________________________________
                                    AmeriResource Technologies, Inc.
                                    By: Delmar Janovec, Chief Executive Officer




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                                EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit

      2           5           August 26, 2002, Exchange Agreement by and between
                              AmeriResource Technologies, Inc. and Royal Casino
                              Holding Corporation

                              EXCHANGE AGREEMENT

      THIS EXCHANGE AGREEMENT (the "Agreement") is entered into effective this 26th day of August 2002, (the "Effective Date") by and between AmeriResource Technologies, Inc., a Delaware corporation with offices at 3430 E. Russell Road, Suite 310, Las Vegas, Nevada 89120 ("ARES"), and Royal Casino Holding Corporation, a Florida corporation with offices at 4000 South Ocean Drive, Suite 100, Hollywood, Florida 33019 ("RCH"). (ARES and RCH may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

                                   Recitals

      WHEREAS, through its two wholly owned subsidiaries Royal Casino Entertainment, a Florida corporation ("RCE"), and Royal Casino Cruises, LLC, a Florida limited liability company ("RCC"), RCH owns and operates a gaming boat known as Royal Casino I and the land lease on which the Royal Casino I docks in Hollywood, Florida; and

      WHEREAS, RCH and ARES are interested in exchanging a majority interest in RCE and all of RCC for a majority interest in ARES pursuant to the terms and conditions described herein and for the consideration set forth herein.

                                  Agreement

      NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                  Article 1
                              Exchange of Equity

1.1 At, and as of, Closing, RCH and ARES shall exchange sixty percent (60%) of RCE's outstanding equity and one hundred percent (100%) of RCC's outstanding equity (the 60% of RCE and 100% of RCC shall hereafter collectively be referred to as the "RC Equity") for sixty percent (60%) (the "ARES Equity") of ARES' issued and outstanding common stock, par value $0.0001 ("Common Stock").

1.2 At Closing and in consideration of the exchange set forth in Section 1.1 above, RCH agrees to grant to ARES an option to acquire an additional twenty percent (20%) of RCE equity ("RCE Option Equity") pursuant to the following terms:

      a. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income in excess of $10 million, then ARES shall have the option to acquire the RCE Option Equity in exchange for 5% of ARES' issued and outstanding equity as of Closing; or

      b. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income less than $10 million but revenue in excess of $10 million, then ARES shall have the option to acquire the RCE Option Equity in exchange for 2.5% of ARES' issued and outstanding equity as of Closing; or


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


      c. If, on or before June 30, 2004, RCE and RCC generate joint and cumulative net income less than $10 million and revenue less than $10 million, then ARES shall have the option to acquire the RCE Option Equity in exchange for 1% of ARES' issued and outstanding equity as of Closing.

                                   Article 2
                   Additional Financing & Right of Recission

2.1 RCH and ARES will use their best efforts to secure additional financing, to be obtained in exchange for ARES securities, in the amount of Five Hundred Thousand dollars ($500,000) by Closing for continuing operations. In the event such financing is not secured within sixty (60) days of Closing, ARES shall have the right to immediately rescind and/or revoke this Agreement and the transactions contemplated by it.

                                  Article 3
                                   Closing

3.1 The Closing of this Agreement and the exchange of the RC Equity and ARES Equity shall take place at the offices of RCH as soon hereafter as practicable (the "Closing"). At Closing, the Parties shall deliver all information and documents necessary or reasonable required by the Parties to fulfill their respective obligations hereunder.

3.2 At Closing, RCH shall tender equity certificates in the name of "AmeriResource Technologies, Inc." evidencing the RC Equity, and ARES shall tender a stock certificate in the name of "Royal Casino Holding Corporation" evidencing the ARES Equity.

                                   Article 4
                        Conditions Precedent to Closing

4.1 Conditions to Obligations of ARES. The obligations of ARES under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

      a. Representations and Warranties Correct. The representations and warranties made by RCH herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing.

      b. Performance of Obligations. RCH shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

      c. Changes in Management. Mr. Delmar Janovec shall have been appointed to the board of directors of RCH, RCE and RCC.

4.2 Conditions to Obligations of RCH. The obligations of RCH under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:


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


      a. Representations and Warranties Correct. The representations and warranties made by ARES herein shall be true and correct in all material respects when made, and at Closing with the same force and effect as if they had been made on and as of Closing.

      b. Performance of Obligations. ARES shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

      c. Changes in Management. Mr. Dharmesh Patel ("Patel") shall have been appointed to the board of directors of ARES, as well as president and treasurer of ARES. Mr. Delmar Janovec shall remain as ARES' CEO, while Mr. Rod Clawson shall become ARES' secretary. Additionally, within one hundred twenty (120) days after Closing, two of Patel's nominees shall have been appointed to the board of directors of ARES, bringing to five (5) the total number of persons serving on ARES' board of directors.

                                  Article 5
                         Continuing Warranties of RCH

      RCH makes the following warranties and representations to ARES:

5.1 RCH represents and warrants that it is a corporation duly incorporated and in good standing as a corporation under the laws of the State of Florida and has all necessary corporate power and authority to engage in the business in which it is presently engaged. RCH represents and warrants that it has __________ shares of common stock issued and outstanding as of the date of this Agreement and as of Closing, and that its entire authorized equity capital consists of Ten Million (10,000,000) shares of common stock, $0.001 par value.

5.2 RCH represents and warrants that RCE was duly incorporated and is in good standing as a corporation under the laws of the State of Florida and has all necessary corporate power and authority to engage in the business in which it is presently engaged, and that RCH owns 100% of RCE's outstanding capital equity.

5.3 RCH represents and warrants that RCC was duly organized and is in good standing as a limited liability company under the laws of the State of Florida and has all necessary corporate power and authority to engage in the business in which it is presently engaged, and that RCH owns 100% of RCC's outstanding capital equity.

5.4 RCH represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform all of its respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of RCH.

5.5 RCH represents and warrants that neither RCE nor RCC has any liabilities, current or contingent, in excess of $50,000 other than those identified to ARES by delivery of all

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


      those documents underlying such obligations or liabilities. Further, the operations of RCE and RCC will not undergo any material change from the date hereof until the date of Closing. RCH also agrees not to sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of, or any interest in, the RCE Option Equity.

5.6 RCH represents and warrants that all material aspects of the operations and assets of RCE and RCC are insured to at least industry standard levels.

5.7 RCH represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats of suit, seizure, or foreclosure against RCH, RCE or RCC and that there is no suit, action, or legal, administrative, arbitration, or other proceeding pending or threatened relating to the RC Equity which could as of the Effective Date adversely affect ARES' ownership of the RC Equity to be purchased pursuant to this Agreement.

5.8 RCH represents and warrants that it has good and marketable title to all of the RC Equity, free and clear of all mortgages, liens, pledges, encumbrances, or security interests of any nature whatsoever. The assets and operations of RCE and RCC are, to the best of RCH's knowledge, in good operating condition and repair and there are no existing or threatened structural or operational defects concerning such operations which would materially affect their continued use in the same manner. Neither RCH, RCE nor RCC is in default on any lease, license, commitment, or other agreement material to any of their operations.

5.9 RCH represents and warrants that neither it, RCE nor RCC, nor their respective businesses (i) is in violation of any applicable building, zoning, occupational safety and health, pension, environmental control or similar law, ordinance or regulation in relation to their structures or equipment or the operation thereof or their business, or any fair employment, equal opportunity or similar law, ordinance or regulation, or any other law, ordinance, regulation or order applicable to their business or assets, (ii) has received any complaint from any governmental authority, and none is threatened, alleging that any of them have violated any such law, ordinance, regulation or order, (iii) has received any notice from any governmental authority of any pending proceeding to take all or any part of their properties (whether leased or owned) by condemnation or right of eminent domain and no such proceeding is threatened, (iv) is a party to any agreement or instrument, or subject to any charter or other corporate restriction or judgment, order, writ, injunction, rule, regulation, code or ordinance, which adversely affects their business, operations, prospects, properties, assets or condition, financial or otherwise, and (v) is in violation of, and will violate by executing this Agreement and consummating these transactions, any bankruptcy law, ruling, administrative decision, agreement, or plan to which RCH, RCE or RCC are subject.

5.10 RCH represents and warrants that any and all authorizations, approvals or other actions by, notices to, or filings with, any Governmental Authority required to be obtained or made in connection with the RC Equity or the operations of RCE and RCC, have been obtained or made, and no consent of any third party is required to be obtained for the due execution, delivery and performance of this Agreement. Governmental Authorities include, but are not limited to, the United States Coast Guard and any applicable state and federal health or gaming regulatory agencies.

5.11 RCH understands and acknowledges that the ARES Equity will not be registered under any federal or state securities laws, by virtue of exemptions thereto. RCH has such experience and knowledge in investment, financial and business matters in investments similar to the ARES Equity that it is capable of protecting its own interest in connection therewith. Further, RCH is acquiring the ARES Equity for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. RCH understands that the certificates representing the ARES Equity will be stamped with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

5.12 The warranties and representations set forth in this Article are ongoing warranties and representations by RCH and shall survive the Closing.

                                  Article 6
                        Continuing Warranties of ARES

      ARES makes the following warranties and representations to RCH:

6.1 ARES represents and warrants that it had a total of 42,312,194 shares of Common Stock issued and outstanding as of August 23, 2002. ARES is duly incorporated and in good standing as a corporation under the laws of the State of Delaware and has all necessary corporate power and authority to engage in the business in which it is presently engaged.

6.2 ARES represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of ARES.

6.3 ARES represents and warrants that there are no accrued, unpaid, or deferred compensation, notes or loans due ARES, shareholders, officers, employees or directors of ARES other than those set forth in financial statements and SEC filings provided to RCH herewith or prior to Closing.

6.4 ARES represents and warrants that the financial statements and SEC filings of ARES are complete and accurately reflect the financial condition of ARES, and there are no material adverse changes in the business of ARES since the date of said statements that have not already been disclosed in writing to RCH.


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


6.5 ARES represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats of suit, seizure, or foreclosure against ARES other than those set forth in financial statements and SEC filings provided to RCH herewith.

6.6 ARES represents and warrants that no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (as defined in Section 5.10 above) is required to be obtained or made, and no consent of any third party is required to be obtained by ARES for the due execution, delivery and performance of this Agreement.

6.7 ARES understands and acknowledges that the RC Equity will not be registered under any federal or state securities laws, by virtue of exemptions thereto. ARES has such experience and knowledge in investment, financial and business matters in investments similar to the RC Equity that it is capable of protecting its own interest in connection therewith. Further, ARES is acquiring the RC Equity for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. ARES understands that the certificates representing the RC Equity will be stamped with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

6.8 The warranties and representations set forth in this Article are ongoing warranties and representations by ARES and shall survive the Closing.

                                  Article 7
                                Due Diligence

7.1 The Parties hereby acknowledge and agree that prior to the execution of this Agreement they have conducted due diligence necessary and commercially customary for this Agreement and the transactions contemplated by it.

7.2 The Parties hereby agree after the Closing to assist and cooperate in good faith with each other on a timely basis in providing any information or documents, or executing any documents, to fulfill either Party's reasonable requests or requirements.

                                  Article 8
                                Default & Cure

8.1 In the event a Party fails or refuses to perform its obligations under this Agreement in a timely manner, then the other Party may give notice to such other Party of default hereunder. Said notice shall set forth with sufficient specificity and particularity the details of said default. The Party to whom said default notice is given shall have thirty (30) days from the date of the delivery of the notice to either (a) cure the deficiencies set forth in the notice or (b) give written reply to the notice setting forth with particularity the reasons for the nonexistence of default or inability to cure the default(s).

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

                                  Article 9
                               Indemnification

9.1 RCH shall indemnify ARES and hold it harmless with respect to any liabilities, losses, damages, costs or expenses (including reasonable legal fees and expenses) incurred by ARES or by any successor of ARES, directly or indirectly, which are occasioned by, caused by or result out of (a) any issuance of any shares of the capital stock of RCE or RCC prior to Closing, and (b) any act, transaction, circumstance, or state of facts not caused by ARES which occurs after the Effective Date in connection with the RC Equity, except to the extent in conformity with the representations, warranties and covenants contained in this Agreement.

9.2 The Parties shall indemnify, defend and hold harmless each other against any and all undisclosed liabilities of the other not set forth in this Agreement or the exhibits and schedules provided herewith. This indemnification shall survive the Closing.

                                  Article 10
                           Professional Assistance

10.1 Both Parties hereby acknowledge that they have had a full opportunity to seek legal, financial and tax assistance of their own choosing prior to the execution of this Agreement, and that they have done so, or have expressly waived their right to such assistance and counsel.

                                  Article 11
                                    Costs

11.1 All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

                                  Article 12
                          Securities Laws & Taxation

12.1 Both Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt isolated transaction and the restricted securities received in such transfer and exchange do not have to be registered under federal or state securities laws and regulations.

12.2 It is the express intention of the Parties that this Agreement and the transactions contemplated by it be treated to the extent possible as a tax-free exchange of stock pursuant to the IRS code of 1986 (and regulation thereto), as amended, and the Parties agree to undertake such activities as reasonably required to obtain such treatment.


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

                                  Article 13
                                Miscellaneous

13.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein, and supercedes all prior negotiations, correspondence, understandings and agreements among the Parties hereto respecting the subject matter hereof.

13.2 Headings. The article and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.3 Good Faith and Fair Dealing. The Parties agree that this Agreement imposes an implied duty of good faith and fair dealing on all the respective obligations of the Parties.

13.4 Amendment and Modification; Waiver of Compliance. Subject to applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Parties. Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Party hereto, but such waiver or failure to insist upon strict compliance shall not operate as a wavier of, or estoppel with respect to any subsequent or other failure.

13.5 Counterparts & Facsimile. This Agreement and its exhibits may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.6 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subrogation or action over or against any Party to this Agreement.

13.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by any Party hereto without the prior written consent of the other Party.

13.8 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties, such dispute shall be brought in a proper jurisdiction located within Dallas County, Texas.


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


13.9 Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, telefax, or mailed certified or registered mail with postage prepaid, to the addresses set forth below:

            If to ARES:             AmeriResource Technologies, Inc.
                                    3430 E. Russell Road, Suite 310
                                    Las Vegas, Nevada 89120
                                    Attention: Delmar Janovec

                  With copies to:   Woltjen Law Firm
                                    4144 N. Central Expwy., Suite 410
                                    Dallas, Texas 75204
                                    Attention: Kevin S. Woltjen

            If to RCH:              Royal Casino Holding Corporation
                                    4000 South Ocean Drive, Suite 100
                                    Hollywood, Florida 33019
                                    Attention: Dharmesh Patel

                  With copies to:   Brian C. Deuschle, Esquire
                                    800 SE 3rd Avenue, Suite 400
                                    Fort Lauderdale, Florida 33316

13.10 Joint Effort to Prepare. This Agreement has been prepared by the joint efforts of the attorneys of all of the signatories to this Agreement and shall not be construed against any particular Party. Should any provision of this Agreement require judicial interpretation, the Parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one Party by reason of the rule of construction that a document is to be more strictly construed against the Party who itself or through its agents prepared the same, it being agreed that the Parties hereto and their respective agents have participated in the preparation hereof.

13.11 Authority. Both Parties acknowledge that by execution of this Agreement they have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and no approvals or consents of any persons other than the Parties are necessary in connection with this Agreement. The execution and delivery of this Agreement have been individually consented to in writing by all the disclosed individuals of each Party.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Agreement.

"ARES"- AmeriResource Technologies, Inc.  "RCH"- Royal Casino Holding
                                           Corporation

/s/ Delmar Janovec                        /s/ Dharmesh Patel
--------------------------------------    ----------------------------------
By: Delmar Janovec, President             By: Dharmesh Patel, President


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